SSGA Active Trust
SPDR® Nuveen Municipal Bond ETF
(the “Fund”)
Supplement dated May 31, 2024 to the Prospectus and Summary Prospectus, each dated October 31, 2023, as may be supplemented from time to time
Effective July 31, 2024, “The Fund’s Principal Investment Strategy” section beginning on page 53 of the Prospectus and beginning on page 1 of the Summary Prospectus is deleted and replaced with the following:
In pursuing its investment objective, under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in municipal bonds that pay income that is exempt from regular federal income tax.
The municipal bonds selected by Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub‑Adviser”), the investment sub‑adviser to the Fund, may include tax‑exempt municipal securities issued by states, cities, counties, districts, territories or possessions of the United States and the District of Columbia and their respective subdivisions, agencies, authorities and instrumentalities. Municipal bonds may include state and local general obligation bonds, revenue bonds, pre‑refunded bonds, insured bonds and municipal lease obligations. Securities selected by the Sub‑Adviser may include when-issued securities. Under normal market conditions, the Fund’s investment portfolio will consist primarily of municipal bonds rated Baa3/BBB‑/BBB‑ or higher by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”), respectively; however, the Fund may invest in municipal bonds of any credit quality, including up to 20% of its net assets in bonds rated Ba1/BB+/BB+ or lower (bonds considered below investment grade and commonly referred to as “high yield” or “junk” bonds) by Moody’s, S&P or Fitch, respectively (or unrated bonds judged by the Sub‑Adviser to be of comparable quality). Under normal circumstances, the Sub‑Adviser will target a weighted average duration for the Fund’s portfolio between 4.5 – 7 years and a weighted average maturity for the Fund’s portfolio between 5 – 15 years.
In selecting securities for the Fund, the Sub‑Adviser utilizes a value-oriented strategy which is designed to identify higher-yielding and undervalued municipal bonds that offer above-average total return potential. In identifying potential municipal bond investments to purchase or sell, the Sub‑Adviser’s investment process may incorporate, among other things, credit analysis and surveillance, sector analysis, industry concentration analysis, trading strategies, sell discipline, and yield curve and structural analysis. The Sub‑Adviser may choose to sell municipal bonds with deteriorating credit and/or limited upside potential compared to other available bonds.
The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund) for cash management purposes.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
053124SUPP1

SSGA Active Trust
SPDR® Nuveen Municipal ESG Bond ETF
(the “Fund”)
Supplement dated May 31, 2024 to the Prospectus and Summary Prospectus, each dated October 31, 2023, as may be supplemented from time to time
Effective July 31, 2024, “The Fund’s Principal Investment Strategy” section beginning on page 58 of the Prospectus and beginning on page 1 of the Summary Prospectus is deleted and replaced with the following:
In pursuing its investment objective, under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in municipal bonds that pay income that is exempt from regular federal income tax.
The municipal bonds selected by Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub‑Adviser”), the investment sub‑adviser to the Fund, may include tax‑exempt municipal securities issued by states, cities, counties, districts, territories or possessions of the United States and the District of Columbia and their respective subdivisions, agencies, authorities and instrumentalities. Municipal bonds may include state and local general obligation bonds, revenue bonds, pre‑refunded bonds, insured bonds and municipal lease obligations. Securities selected by the Sub‑Adviser may include when-issued securities. Under normal market conditions, the Fund’s investment portfolio will consist primarily of municipal bonds rated Baa3/BBB‑/BBB‑ - or higher by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”), respectively; however, the Fund may invest in municipal bonds of any credit quality, including up to 20% of its net assets in bonds rated Ba1/BB+/BB+ or lower (bonds considered below investment grade and commonly referred to as “high yield” or “junk” bonds) by Moody’s, S&P or Fitch, respectively (or unrated bonds judged by the Sub‑Adviser to be of comparable quality). Under normal circumstances, the Sub‑Adviser will target a weighted average duration for the Fund’s portfolio between 4.5 – 7 years and a weighted average maturity for the Fund’s portfolio between 5 – 15 years.
In selecting municipal bonds for the Fund, the Sub‑Adviser utilizes a value-oriented strategy which is designed to identify higher-yielding and undervalued municipal bonds that offer above-average total return potential. Once a potential municipal bond investment is identified, and prior to inclusion in the Fund’s portfolio, the Sub‑Adviser determines if either (i) the municipal bond’s issuer is a leader relative to peers in its sector with respect to environmental, social and governance (“ESG”) outcomes or (ii) the municipal bond’s proceeds are used towards positive environmental or social projects (“thematic bonds”).
The Fund utilizes a scoring system developed by the Sub‑Adviser, the ESG Municipal Bond Scoring Tool, that scores municipal bond issuers on a 1 to 5 scale, with 5 being the highest score. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds issued by issuers with a score of 3 or higher at the time of purchase (“ESG Leaders”). An issuer’s score is determined based on sector-specific models designed to evaluate an issuer’s performance on delivering ESG outcomes aligned with UN Sustainable Development Goals relevant to the issuer’s sector. Such models incorporate data, sourced primarily from government agencies, non‑profit organizations and universities, that the Sub‑Adviser determines are relevant to assessing such performance. In selecting such data, the Sub‑Adviser also considers, among other things, the breadth of municipal bond issuer coverage, timeliness of the data and reliability of the data. The Fund may also allocate up to 20% of its net assets to thematic bonds of issuers that are not identified as ESG Leaders (i.e., municipal bond issuers that receive a score of lower than 3 or are not scored by the ESG Municipal Bond Scoring Tool). Thematic bonds are municipal bonds whose proceeds the Sub‑Adviser has determined are used towards positive environmental or social projects aligned with UN Sustainable Development Goals. The Sub‑Adviser’s determination is based on disclosure in offering documentation and/or information provided directly by the bond’s issuer or underwriter regarding the use of proceeds. In making its determination, the Sub‑Adviser may also consider whether the municipal bond has received a green or social (or equivalent) certification from a private third-party.
The UN Sustainable Development Goals are a collection of goals established by the UN as a plan to achieve a better and more sustainable future for all. They address global challenges including poverty, inequality, climate change, environmental degradation, peace and justice.
In identifying potential municipal bond investments to purchase or sell, the Sub‑Adviser’s investment process may incorporate, among other things, credit analysis and surveillance, sector analysis, industry concentration analysis, trading strategies, sell discipline, and yield curve and structural analysis. The Sub‑Adviser may choose to sell municipal bonds with deteriorating credit and/or limited upside potential compared to other available bonds. In the event an ESG Leader’s score falls below 3, the Sub‑Adviser intends to divest the Fund’s investments in a bond of such issuer in a prudent manner, unless the bond is determined to be a thematic bond and would not result in the Fund exceeding its aggregate investment limit in thematic bonds described above.
The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund) for cash management purposes.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
053124SUPP2